Investments	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
Investments

(3)	Investments

In accordance with GAAP, the Plan uses a hierarchy for measuring the fair value of all financial assets and liabilities that are being measured and reported at fair value on a recurring and non-recurring basis. Fair value is measured in levels, which are described in more detail below, and are determined based on the observability and reliability of the assumptions used to determine fair value. Should the inputs used to measure fair value fall into different levels of the fair value hierarchy, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1: Valuations for assets and liabilities traded in active exchange markets. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2: Valuations for assets and liabilities traded in less active dealer or broker markets. Valuations are obtained from third party pricing services for identical or comparable assets or liabilities.

Level 3: Valuations for assets and liabilities that are derived from other valuation methodologies, including option pricing models, discounted cash flow models, and similar techniques, and not based on market exchange, dealer or broker traded transactions. These valuations incorporate certain assumptions and projections in determining the fair value assigned to such assets or liabilities.

Certain investments in the Plan are measured and reported at fair value on a recurring basis. The following tables show the balances of these investments based on their GAAP designated levels:

	As of December 31, 2025
	Total	Level 1	Level 2	Level 3

Registered investment companies	$64,927,399	$64,927,399	$–	$–
CPS, Inc. common stock	5,815,293	5,815,293	–	–
Interest bearing cash	235,359	235,359	–	–
Total	$70,978,051	$70,978,051	$–	$–

	As of December 31, 2024
	Total	Level 1	Level 2	Level 3

Registered investment companies	$57,428,946	$57,428,946	$–	$–
CPS, Inc. common stock	5,781,242	5,781,242	–	–
Interest bearing cash	140,318	140,318	–	–
Total	$63,350,506	$63,350,506	$–	$–

Registered investment companies were valued at their daily closing price.

The Plan is a party to a fully benefit-responsive guaranteed interest contract with Empower. The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The guaranteed interest contract issuer is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan. Because the guaranteed investment contract is fully benefit-responsive, contract value is the relevant measurement for that portion of the net assets available for plan benefits attributable to the guaranteed investment contract. The guaranteed interest contract is presented on the face of the statements of net assets available for benefits at contract value. Contract value, as reported to the Plan by Empower, represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.